SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 8, 2007

Date of Report (Date of earliest event reported)

Northern California Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-27666	77-0421107
(Commission File Number)	(IRS Employer Identification No.)
601 Munras Avenue	93940
(Address of Principal Executive Office)	(Zip Code)

831-649-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 8, 2007, Northern California Bancorp, Inc. issued a press release reporting its financial results for the year ended December 31, 2006. A copy of such press release is attached, and incorporated herein by reference as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits.

EXHIBIT #  99.1 Press release of Northern California Bancorp, Inc. dated March 8, 2007.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern California Bancorp, Inc.
Date:	March 8, 2007	By:	/s/ Bruce N. Warner
Executive Vice President &
Chief Financial Officer

                                                EXHIBIT INDEX

EXHIBIT #	DESCIPTION

99.1	Press release of Northern California Bancorp, Inc. dated March 8, 2007.